UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 29, 2026

USCB Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-41196	87-4070846
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2301 N.W. 87th Avenue, Doral, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(305) 715-5200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	USCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item	1.02	Termination of a Material Definitive Agreement.

On April 29, 2026, USCB Financial Holdings, Inc. (the Company”) and its wholly owned subsidiary, U.S. Century Bank (the “Bank” and collectively with the Company, the “USCB Parties”)) entered into a Mutual Termination Agreement with Patriot Financial Partners II, L.P. (“Patriot Financial”) and Patriot Financial Partners Parallel II, L.P. ("Patriot Financial Parallel” and together with Patriot Financial, “Patriot”), to terminate the rights and obligations of the Patriot and the USCB parties set forth in the Side Letter Agreement dated December 30, 2021 (the “Side Letter Agreement”) entered into by and among the Company, the Bank, Patriot and Priam Capital Fund II, LP (“Priam”). The terms and provisions of the Side Letter Agreement as it relates to Priam remain in full force and effect. Patriot currently beneficially owns 10.2% of the outstanding Class A Voting Common Stock of the Company. Patriot continues to be a party to the Registration Rights Agreement dated as of March 17, 2015, between the Bank, Priam, Patriot and certain other shareholders of the Bank, as assumed by the Company in connection with the reorganization of the Bank to the holding company form of organization on December 30, 2021.

Subsequent to the resignation from the Boards of Directors of the Company and the Bank by Patriot’s representative thereon, W. Kirk Wycoff, on April 6, 2026, the USCB Parties and Patriot mutually agreed to terminate the Side Letter Agreement solely with respect to Patriot.

The material terms of the Side Letter Agreement and Registration Rights Agreement are described under Item 1.01 in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 30, 2021 and incorporated by reference herein.

The above summary of the Mutual Termination Agreement is qualified in its entirety by reference to the Mutual Termination Agreement, which is attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item	9.01	Financial Statements and Exhibits

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	Exhibits.

Exhibit No.	Description

4.1
Side Letter Agreement, dated December 30, 2021, between USCB Financial Holdings, Inc., U.S. Century Bank, Priam Capital Fund II, LP, Patriot Financial Partners II, L.P. and Patriot Financial Partners Parallel II, L.P. (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (File No. 001-41196) filed with the Securities and Exchange Commission on December 30, 2021).

4.2	Mutual Termination Agreement dated April 29, 2026, by and among Patriot Financial Partners II, L.P., Patriot Financial Partners Parallel II, L.P. , USCB Financial Holdings, Inc. and U.S. Century Bank.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USCB FINANCIAL HOLDINGS, INC.

	By:	/s/ Robert Anderson
	Name:	Robert Anderson
	Title:	Chief Financial Officer

Date: May 1, 2026